Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT

(CCT Tokyo Funding LLC)

THIS FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of September 20, 2017 (this “Amendment”), is entered into by and among CCT TOKYO FUNDING LLC, as the Borrower (the “Borrower”), CORPORATE CAPITAL TRUST, INC., as the Servicer, the Lender identified on the signature pages hereto and SUMITOMO MITSUI BANKING CORPORATION, the Administrative Agent (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the above-named parties (together with certain other parties) have entered into that certain Loan and Servicing Agreement, dated as of December 2, 2015 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Borrower, the Transferor, the Servicer, each of the Lenders from time to time party thereto, the Collateral Agent and the Administrative Agent;

WHEREAS, pursuant to and in accordance with Section 11.01 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.

SECTION 2. Amendments.

2.1 Upon the shareholders of CCT approving, and the effectiveness of, an investment advisory agreement with KKR Credit Advisors (US) LLC, the definition of “Change of Control” in Section 1.01 of the Agreement is amended by (x) deleting the phrase “of CCT;” in clause (f) in its entirety and inserting in lieu thereof “of CCT; or”, (y) deleting clause (h) in its entirety and (z) amending and restating clause (g) in its entirety as follows:

(g) the failure of KKR Credit Advisors (US) LLC to act as advisor to the Servicer.

2.2 The definition of “Sequential Pay Event” in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

“Sequential Pay Event” means, as of any date of determination, (i) after the occurrence of an Event of Default and the termination of the Commitments pursuant to Section 7.01, (ii) after the declaration or automatic or scheduled occurrence of the Facility Maturity Date or (iii) after the end of the Reinvestment Period when the aggregate Adjusted Borrowing Value of the Loan Assets held by the Borrower first equals 50% or less of the aggregate Adjusted Borrowing Value of the Loan Assets held by the Borrower as of the final day of the Reinvestment Period.

2.3 The following new definition is added to Section 1.01 of the Agreement as alphabetically appropriate as follows:

“Lender Allocation Percentage” means, as of any Payment Date Cut-Off, the greater of: (i) 65% and (ii) the percentage obtained by dividing (x) the Advances Outstanding as of such date by (y) the sum of the Adjusted Borrowing Value of all Eligible Loan Assets as of such date.

SECTION 3. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.

SECTION 4. Representations and Warranties.

The Borrower hereby represents and warrants as of the date of this Amendment as follows:

(a) this Amendment has been duly executed and delivered by it;

(b) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(c) there is no Event of Default, Unmatured Event of Default, or Servicer Termination Event that is continuing or would result from entering into this Amendment.

SECTION 5. Conditions to Effectiveness.

The effectiveness of this Amendment is subject to receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment.

SECTION 6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:	CCT TOKYO FUNDING LLC

	By:	/s/ Chirag Bhavsar
Name: Chirag Bhavsar
Title: CFO

SERVICER:	CORPORATE CAPITAL TRUST, INC.

	By:	/s/ Chirag Bhavsar
Name: Chirag Bhavsar
Title: CFO

[Signatures Continue on the Following Page]

[Signature Page to First Amendment – CCT Tokyo Funding LLC]

ADMINISTRATIVE AGENT:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Chris Droussiotis
Name: Chris Droussiotis
Title: Managing Director

LENDER:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Chris Droussiotis
Name: Chris Droussiotis
Title: Managing Director

[Signature Page to First Amendment – CCT Tokyo Funding LLC]